Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30,
	2025	2024	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$14,220	$14,597	$(377)	(2.6)%
International Package	4,673	4,411	262	5.9%
Supply Chain Solutions	2,522	3,237	(715)	(22.1)%
Total revenue	21,415	22,245	(830)	(3.7)%
Operating expenses:
U.S. Domestic Package	13,617	13,754	(137)	(1.0)%
International Package	3,997	3,613	384	10.6%
Supply Chain Solutions	1,997	2,893	(896)	(31.0)%
Total operating expenses	19,611	20,260	(649)	(3.2)%
Operating profit:
U.S. Domestic Package	603	843	(240)	(28.5)%
International Package	676	798	(122)	(15.3)%
Supply Chain Solutions	525	344	181	52.6%
Total operating profit	1,804	1,985	(181)	(9.1)%
Other income (expense):
Other pension income (expense)	47	68	(21)	(30.9)%
Investment income (expense) and other	47	87	(40)	(46.0)%
Interest expense	(291)	(230)	(61)	26.5%
Total other income (expense)	(197)	(75)	(122)	162.7%
Income before income taxes	1,607	1,910	(303)	(15.9)%
Income tax expense	296	371	(75)	(20.2)%
Net income	$1,311	$1,539	$(228)	(14.8)%

Net income as a percentage of revenue	6.1%	6.9%
Per share amounts:
Basic earnings per share	$1.55	$1.80	$(0.25)	(13.9)%
Diluted earnings per share	$1.55	$1.80	$(0.25)	(13.9)%
Weighted-average shares outstanding:
Basic	848	855	(7)	(0.8)%
Diluted	848	855	(7)	(0.8)%
Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$905	$919	$(14)	(1.5)%
International Package	691	792	(101)	(12.8)%
Supply Chain Solutions	536	272	264	97.1%
Total operating profit	2,132	1,983	149	7.5%
Total other income (expense)	$(197)	$(75)	$(122)	162.7%
Income before income taxes	$1,935	$1,908	$27	1.4%
Net income	$1,475	$1,503	$(28)	(1.9)%

Basic earnings per share	$1.74	$1.76	$(0.02)	(1.1)%
Diluted earnings per share	$1.74	$1.76	$(0.02)	(1.1)%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30,
	2025	2024	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,381	$2,396	$(15)	(0.6)%
Deferred	1,020	1,109	(89)	(8.0)%
Ground	10,525	10,945	(420)	(3.8)%
Cargo and Other	294	147	147	100.0%
Total U.S. Domestic Package	14,220	14,597	(377)	(2.6)%
International Package:
Domestic	847	771	76	9.9%
Export	3,646	3,482	164	4.7%
Cargo and Other	180	158	22	13.9%
Total International Package	4,673	4,411	262	5.9%
Supply Chain Solutions:
Forwarding	730	1,307	(577)	(44.1)%
Logistics	1,363	1,550	(187)	(12.1)%
Other	429	380	49	12.9%
Total Supply Chain Solutions	2,522	3,237	(715)	(22.1)%
Consolidated	$21,415	$22,245	$(830)	(3.7)%

Consolidated volume (in millions)	1,243	1,378	(135)	(9.8)%

Operating weekdays	64	64	—	0.0%
Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,422	1,596	(174)	(10.9)%
Deferred	804	988	(184)	(18.6)%
Ground	13,924	15,823	(1,899)	(12.0)%
Total U.S. Domestic Package	16,150	18,407	(2,257)	(12.3)%
International Package:
Domestic	1,536	1,483	53	3.6%
Export	1,733	1,637	96	5.9%
Total International Package	3,269	3,120	149	4.8%
Consolidated	19,419	21,527	(2,108)	(9.8)%
Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$26.16	$23.46	$2.70	11.5%
Deferred	19.82	17.54	2.28	13.0%
Ground	11.81	10.81	1.00	9.3%
Total U.S. Domestic Package	13.47	12.27	1.20	9.8%
International Package:
Domestic	8.62	8.12	0.50	6.2%
Export	32.87	33.24	(0.37)	(1.1)%
Total International Package	21.48	21.30	0.18	0.8%
Consolidated	$14.82	$13.58	$1.24	9.1%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Third Quarter
(unaudited)

	Three Months Ended
	September 30,
	2025	2024	Change	% Change
(in millions)
Compensation and benefits	$12,118	$11,955	$163	1.4%
Repairs and maintenance	803	713	90	12.6%
Depreciation and amortization	926	905	21	2.3%
Purchased transportation	2,463	3,375	(912)	(27.0)%
Fuel	1,071	1,068	3	0.3%
Other occupancy	548	517	31	6.0%
Other expenses	1,682	1,727	(45)	(2.6)%
Total operating expenses	$19,611	$20,260	$(649)	(3.2)%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30,
	2025	2024	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$42,763	$43,064	$(301)	(0.7)%
International Package	13,531	13,037	494	3.8%
Supply Chain Solutions	7,888	9,668	(1,780)	(18.4)%
Total revenue	64,182	65,769	(1,587)	(2.4)%
Operating expenses:
U.S. Domestic Package	40,265	40,400	(135)	(0.3)%
International Package	11,542	10,865	677	6.2%
Supply Chain Solutions	7,083	8,962	(1,879)	(21.0)%
Total operating expenses	58,890	60,227	(1,337)	(2.2)%
Operating profit:
U.S. Domestic Package	2,498	2,664	(166)	(6.2)%
International Package	1,989	2,172	(183)	(8.4)%
Supply Chain Solutions	805	706	99	14.0%
Total operating profit	5,292	5,542	(250)	(4.5)%
Other income (expense):
Other pension income (expense)	122	202	(80)	(39.6)%
Investment income (expense) and other	129	208	(79)	(38.0)%
Interest expense	(751)	(637)	(114)	17.9%
Total other income (expense)	(500)	(227)	(273)	120.3%
Income before income taxes	4,792	5,315	(523)	(9.8)%
Income tax expense	1,011	1,254	(243)	(19.4)%
Net income	$3,781	$4,061	$(280)	(6.9)%

Net income as a percentage of revenue	5.9%	6.2%
Per share amounts:
Basic earnings per share	$4.46	$4.74	$(0.28)	(5.9)%
Diluted earnings per share	$4.46	$4.74	$(0.28)	(5.9)%
Weighted-average shares outstanding:
Basic	849	856	(7)	(0.8)%
Diluted	849	856	(7)	(0.8)%
Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$2,898	$2,762	$136	4.9%
International Package	2,027	2,298	(271)	(11.8)%
Supply Chain Solutions	846	734	112	15.3%
Total operating profit	5,771	5,794	(23)	(0.4)%
Total other income (expense)	$(481)	$(221)	$(260)	117.6%
Income before income taxes	$5,290	$5,573	$(283)	(5.1)%
Net income	$4,057	$4,255	$(198)	(4.7)%

Basic earnings per share	$4.78	$4.97	$(0.19)	(3.8)%
Diluted earnings per share	$4.78	$4.97	$(0.19)	(3.8)%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30,
	2025	2024	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$7,035	$7,021	$14	0.2%
Deferred	3,093	3,372	(279)	(8.3)%
Ground	31,718	32,410	(692)	(2.1)%
Cargo and Other	917	261	656	251.3%
Total U.S. Domestic Package	42,763	43,064	(301)	(0.7)%
International Package:
Domestic	2,448	2,299	149	6.5%
Export	10,574	10,269	305	3.0%
Cargo and Other	509	469	40	8.5%
Total International Package	13,531	13,037	494	3.8%
Supply Chain Solutions:
Forwarding	2,188	3,902	(1,714)	(43.9)%
Logistics	4,411	4,638	(227)	(4.9)%
Other	1,289	1,128	161	14.3%
Total Supply Chain Solutions	7,888	9,668	(1,780)	(18.4)%
Consolidated	$64,182	$65,769	$(1,587)	(2.4)%

Consolidated volume (in millions)	3,795	4,053	(258)	(6.4)%

Operating weekdays	190	191	(1)	(0.5)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,456	1,582	(126)	(8.0)%
Deferred	831	1,008	(177)	(17.6)%
Ground	14,420	15,526	(1,106)	(7.1)%
Total U.S. Domestic Package	16,707	18,116	(1,409)	(7.8)%
International Package:
Domestic	1,539	1,491	48	3.2%
Export	1,728	1,613	115	7.1%
Total International Package	3,267	3,104	163	5.3%
Consolidated	19,974	21,220	(1,246)	(5.9)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$25.43	$23.24	$2.19	9.4%
Deferred	19.59	17.51	2.08	11.9%
Ground	11.58	10.93	0.65	5.9%
Total U.S. Domestic Package	13.18	12.37	0.81	6.5%
International Package:
Domestic	8.37	8.07	0.30	3.7%
Export	32.21	33.33	(1.12)	(3.4)%
Total International Package	20.98	21.20	(0.22)	(1.0)%
Consolidated	$14.46	$13.66	$0.80	5.9%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Nine Months Ended
	September 30,
	2025	2024	Change	% Change
(in millions)
Compensation and benefits	$35,571	$35,097	$474	1.4%
Repairs and maintenance	2,290	2,165	125	5.8%
Depreciation and amortization	2,774	2,690	84	3.1%
Purchased transportation	7,715	9,894	(2,179)	(22.0)%
Fuel	3,187	3,254	(67)	(2.1)%
Other occupancy	1,699	1,573	126	8.0%
Other expenses	5,654	5,554	100	1.8%
Total operating expenses	$58,890	$60,227	$(1,337)	(2.2)%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
September 30, 2025 (unaudited) and December 31, 2024 (amounts in millions)

	September 30, 2025	December 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$6,764	$6,112
Accounts receivable, net	9,967	10,871
Other current assets	2,254	2,327
Total Current Assets	18,985	19,310
Property, Plant and Equipment, Net	37,743	37,179
Operating Lease Right-Of-Use Assets	4,217	4,149
Goodwill	4,810	4,300
Intangible Assets, Net	3,455	3,064
Deferred Income Tax Assets	158	112
Other Non-Current Assets	2,024	1,956
Total Assets	$71,392	$70,070

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$932	$1,838
Current maturities of operating leases	742	733
Accounts payable	5,784	6,302
Accrued wages and withholdings	3,476	3,655
Self-insurance reserves	1,024	1,086
Accrued group welfare and retirement plan contributions	1,221	1,390
Other current liabilities	1,373	1,437
Total Current Liabilities	14,552	16,441
Long-Term Debt and Finance Leases	23,850	19,446
Non-Current Operating Leases	3,687	3,635
Pension and Postretirement Benefit Obligations	6,187	6,859
Deferred Income Tax Liabilities	3,581	3,595
Other Non-Current Liabilities	3,687	3,351

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	178	136
Retained earnings	19,753	20,882
Accumulated other comprehensive loss	(4,117)	(4,309)
Deferred compensation obligations	5	7
Less: Treasury stock	(5)	(7)
Total Equity for Controlling Interests	15,823	16,718
Noncontrolling interests	25	25
Total Shareowners' Equity	15,848	16,743
Total Liabilities and Shareowners' Equity	$71,392	$70,070

Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(In millions, unaudited)

	Nine Months Ended
	September 30,
	2025	2024
Cash Flows From Operating Activities:
Net income	$3,781	$4,061
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	2,774	2,690
Pension and postretirement benefit expense	763	774
Pension and postretirement benefit contributions	(1,338)	(1,434)
Self-insurance reserves	76	14
Deferred tax (benefit) expense	(34)	24
Stock compensation expense (benefit)	41	(21)
Other (gains) losses	(155)	61
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	854	1,395
Other assets	(80)	116
Accounts payable	(801)	(829)
Accrued wages and withholdings	(202)	348
Other liabilities	(528)	(335)
Other operating activities	(3)	(57)
Net cash from operating activities	5,148	6,807
Cash Flows From Investing Activities:
Capital expenditures	(2,969)	(2,811)
Proceeds from disposal of businesses, property, plant and equipment	585	1,070
Purchases of marketable securities	(90)	(52)
Sales and maturities of marketable securities	229	2,725
Acquisitions, net of cash acquired	(479)	(66)
Other investing activities	(10)	(26)
Net cash (used in) from investing activities	(2,734)	840
Cash Flows From Financing Activities:
Net change in short-term debt	—	(1,272)
Proceeds from long-term borrowings	4,153	2,785
Repayments of long-term borrowings	(1,145)	(1,944)
Purchases of common stock	(1,000)	(500)
Issuances of common stock	133	184
Dividends	(4,045)	(4,049)
Other financing activities	(43)	(207)
Net cash used in financing activities	(1,947)	(5,003)
Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	185	5
Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	652	2,649
Cash, Cash Equivalents and Restricted Cash:
Beginning of period	6,112	3,206
End of period	$6,764	$5,855
Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(In millions, unaudited)

	Nine Months Ended
	September 30,
	2025	2024
Cash flows from operating activities	$5,148	$6,807
Capital expenditures	(2,969)	(2,811)
Proceeds from disposals of property, plant and equipment	585	68
Other investing activities	(20)	(26)
Free Cash Flow (Non-GAAP measure)	$2,744	$4,038
Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
September 30,
(amounts in millions)	2025	2024		2025	2024
Operating Profit (GAAP)	$1,804	$1,985	Operating Margin (GAAP)	8.4%	8.9%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	—	34	Business portfolio review	—%	0.1%
Financial systems	13	12	Financial systems	0.1%	0.1%
Transformation 2.0 total	13	46	Transformation 2.0 total	0.1%	0.2%

Fit to Serve	19	108	Fit to Serve	0.1%	0.5%

Network Reconfiguration and Efficiency Reimagined	296	—	Network Reconfiguration and Efficiency Reimagined	1.4%	—%

Total Transformation Strategy Costs	328	154	Total Transformation Strategy Costs	1.6%	0.7%

Gain on Divestiture (6)	—	(156)	Gain on Divestiture (6)	—%	(0.7)%

Non-GAAP Adjusted Operating Profit	$2,132	$1,983	Non-GAAP Adjusted Operating Margin	10.0%	8.9%

(6) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
September 30,
(amounts in millions)	2025	2024	(amounts in millions)	2025	2024
Income Before Income Taxes (GAAP)	$1,607	$1,910	Income Tax Expense (GAAP)	$296	$371

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	—	34	Business portfolio review	—	8
Financial systems	13	12	Financial systems	3	3
Transformation 2.0 total	13	46	Transformation 2.0 total	3	11

Fit to Serve	19	108	Fit to Serve	4	27

Network Reconfiguration and Efficiency Reimagined	296	—	Network Reconfiguration and Efficiency Reimagined	71	—

Total Transformation Strategy Costs	328	154	Total Transformation Strategy Costs	78	38

Gain on Divestiture (6)	—	(156)	Gain on Divestiture (6)	—	(4)
			Reversal of Income Tax Valuation Allowance (7)	86	—
Non-GAAP Adjusted Income Before Income Taxes	$1,935	$1,908	Non-GAAP Adjusted Income Tax Expense	$460	$405

(6) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(7) Reflects the reversal of an income tax valuation allowance.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
September 30,
(amounts in millions)	2025	2024		2025	2024
Net Income (GAAP)	$1,311	$1,539	Diluted Earnings Per Share (GAAP)	$1.55	$1.80

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	—	26	Business portfolio review	—	0.03
Financial systems	10	9	Financial systems	0.01	0.01
Transformation 2.0 total	10	35	Transformation 2.0 total	0.01	0.04

Fit to Serve	15	81	Fit to Serve	0.02	0.10

Network Reconfiguration and Efficiency Reimagined	225	—	Network Reconfiguration and Efficiency Reimagined	0.26	—

Total Transformation Strategy Costs	250	116	Total Transformation Strategy Costs	0.29	0.14

Gain on Divestiture (6)	—	(152)	Gain on Divestiture (6)	—	(0.18)
Reversal of Income Tax Valuation Allowance (7)	(86)	—	Reversal of Income Tax Valuation Allowance (7)	(0.10)	—

Non-GAAP Adjusted Net Income	$1,475	$1,503	Non-GAAP Adjusted Diluted Earnings Per Share	$1.74	$1.76

(6) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(7) Reflects the reversal of an income tax valuation allowance.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Three Months Ended
September 30,
	2025	2024		2025	2024		2025	2024
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$13,617	$13,754	(1.0)%	$603	$843	(28.5)%	4.2%	5.8%

Adjusted for:
Transformation Strategy Costs	(302)	(76)		302	76		2.2%	0.5%

Non-GAAP Adjusted Measure	$13,315	$13,678	(2.7)%	$905	$919	(1.5)%	6.4%	6.3%

	2025	2024		2025	2024		2025	2024
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$3,997	$3,613	10.6%	$676	$798	(15.3)%	14.5%	18.1%

Adjusted for:
Transformation Strategy Costs	(15)	6		15	(6)		0.3%	(0.1)%

Non-GAAP Adjusted Measure	$3,982	$3,619	10.0%	$691	$792	(12.8)%	14.8%	18.0%

	2025	2024		2025	2024		2025	2024
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$1,997	$2,893	(31.0)%	$525	$344	52.6%	20.8%	10.6%

Adjusted for:
Transformation Strategy Costs	(11)	(84)		11	84		0.5%	2.6%
Gain on Divestiture	—	156		—	(156)		—%	(4.8)%

Non-GAAP Adjusted Measure	$1,986	$2,965	(33.0)%	$536	$272	97.1%	21.3%	8.4%
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Three Months Ended
	September 30,
	2025	2024	% Change
Operating Days	64	64
Average Daily U.S. Domestic Package Volume (in thousands)	16,150	18,407
U.S. Domestic Package Cost Per Piece (GAAP)	$12.92	$11.50	12.3%

Transformation Strategy Costs	(0.29)	(0.06)

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$12.63	$11.44	10.4%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Nine Months Ended
September 30,
(amounts in millions)	2025	2024		2025	2024
Operating Profit (GAAP)	$5,292	$5,542	Operating Margin (GAAP)	8.2%	8.4%

Transformation Strategy Costs:			Transformation Strategy Costs:

Transformation 2.0			Transformation 2.0
Business portfolio review	(18)	29	Business portfolio review	—%	—%
Financial systems	44	41	Financial systems	0.1%	0.1%
Transformation 2.0 total	26	70	Transformation 2.0 total	0.1%	0.1%

Fit to Serve	47	157	Fit to Serve	0.1%	0.2%
Network Redesign and Efficiency Reimagined	387	—	Network Redesign and Efficiency Reimagined	0.6%	—%

Total Transformation Strategy Costs	460	227	Total Transformation Strategy Costs	0.8%	0.3%

Gain on Divestiture (1) (6)	(20)	(156)	Gain on Divestiture (1) (6)	(0.1)%	(0.2)%
Goodwill and Asset Impairment Charges (2) (3)	39	48	Goodwill and Asset Impairment Charges (2) (3)	0.1%	0.1%
Expense for Regulatory Matter (4)	—	45	Expense for Regulatory Matter (4)	—%	0.1%
One-Time Payment for Int'l Regulatory Matter (5)	—	88	One-Time Payment for Int'l Regulatory Matter (5)	—%	0.1%

Non-GAAP Adjusted Operating Profit	$5,771	$5,794	Non-GAAP Adjusted Operating Margin	9.0%	8.8%

(amounts in millions)	2025	2024
Other Income (Expense) (GAAP)	$(500)	$(227)

Goodwill and Asset Impairment Charges (2) (3)	19	—
One-Time Payment for Int'l Regulatory Matter (5)	—	6

Non-GAAP Adjusted Other Income (Expense)	$(481)	$(221)

(1) Reflects a pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions.
(2) Reflects impairment charges for long-lived assets and related tax effect charges for a business within Supply Chain Solutions and the write-down of an equity investment in 2025.
(3) Reflects pre-tax impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(4) Reflects expense related to the settlement of a regulatory matter.
(5) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(6) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Nine Months Ended
September 30,
(amounts in millions)	2025	2024	(amounts in millions)	2025	2024
Income Before Income Taxes (GAAP)	$4,792	$5,315	Income Tax Expense (GAAP)	$1,011	$1,254

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	(18)	29	Business portfolio review	(5)	7
Financial systems	44	41	Financial systems	11	10
Transformation 2.0 total	26	70	Transformation 2.0 total	6	17

Fit to Serve	47	157	Fit to Serve	10	38

Network Redesign and Efficiency Reimagined	387	—	Network Redesign and Efficiency Reimagined	93	—

Total Transformation Strategy Costs	460	227	Total Transformation Strategy Costs	109	55

Gain on Divestiture (1) (6)	(20)	(156)	Gain on Divestiture (1) (6)	(5)	(4)
Goodwill and Asset Impairment Charges (2) (3)	58	48	Goodwill and Asset Impairment Charges (2) (3)	9	13
Expense for Regulatory Matter (4)	—	45	Reversal of Income Tax Valuation Allowance (7)	109	—
One-Time Payment for Int'l Regulatory Matter (5)	—	94

Non-GAAP Adjusted Income Before Income Taxes	$5,290	$5,573	Non-GAAP Adjusted Income Tax Expense	$1,233	$1,318

(1) Reflects a pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions.
(2) Reflects impairment charges for long-lived assets and related tax effect charges for a business within Supply Chain Solutions and the write-down of an equity investment in 2025.
(3) Reflects pre-tax impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(4) Reflects expense related to the settlement of a regulatory matter.
(5) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(6) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(7) Reflects the reversal of an income tax valuation allowance.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Nine Months Ended
September 30,
(amounts in millions)	2025	2024		2025	2024
Net Income (GAAP)	$3,781	$4,061	Diluted Earnings Per Share (GAAP)	$4.46	$4.74

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	(13)	22	Business portfolio review	(0.02)	0.03
Financial systems	33	31	Financial systems	0.04	0.04
Transformation 2.0 total	20	53	Transformation 2.0 total	0.02	0.07

Fit to Serve	37	119	Fit to Serve	0.04	0.14

Network Redesign and Efficiency Reimagined	294	—	Network Redesign and Efficiency Reimagined	0.35	—

Total Transformation Strategy Costs	351	172	Total Transformation Strategy Costs	0.41	0.21

Gain on Divestiture (1) (6)	(15)	(152)	Gain on Divestiture (1) (6)	(0.02)	(0.18)
Goodwill and Asset Impairment Charges (2) (3)	49	35	Goodwill and Asset Impairment Charges (2) (3)	0.06	0.04
Expense for Regulatory Matter (4)	—	45	Expense for Regulatory Matter (4)	—	0.05
One-Time Payment for Int'l Regulatory Matter (5)	—	94	One-Time Payment for Int'l Regulatory Matter (5)	—	0.11
Reversal of Income Tax Valuation Allowance (7)	(109)	—	Reversal of Income Tax Valuation Allowance (7)	(0.13)	—

Non-GAAP Adjusted Net Income	$4,057	$4,255	Non-GAAP Adjusted Diluted Earnings Per Share	$4.78	$4.97

(1) Reflects a pre-tax gain of $20 million on the divestiture of a business within Supply Chain Solutions.
(2) Reflects impairment charges for long-lived assets and related tax effect charges for a business within Supply Chain Solutions and the write-down of an equity investment in 2025.
(3) Reflects pre-tax impairment charges of $41 million for acquired trade names within Supply Chain Solutions and $7 million for software licenses in 2024.
(4) Reflects expense related to the settlement of a regulatory matter.
(5) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(6) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(7) Reflects the reversal of an income tax valuation allowance.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Nine Months Ended
September 30,
	2025	2024		2025	2024		2025	2024
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$40,265	$40,400	(0.3)%	$2,498	$2,664	(6.2)%	5.8%	6.2%

Adjusted for:
Transformation Strategy Costs	(400)	(93)		400	93		1.0%	0.2%
Goodwill and Asset Impairment Charges	—	(5)		—	5		—%	—%

Non-GAAP Adjusted Measure	$39,865	$40,302	(1.1)%	$2,898	$2,762	4.9%	6.8%	6.4%

	2025	2024		2025	2024		2025	2024
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$11,542	$10,865	6.2%	$1,989	$2,172	(8.4)%	14.7%	16.7%

Adjusted for:
Transformation Strategy Costs	(38)	(36)		38	36		0.3%	0.2%
Goodwill and Asset Impairment Charges	—	(2)		—	2		—%	—%
One-Time Int'l Regulatory Matter	—	(88)		—	88		—%	0.7%

Non-GAAP Adjusted Measure	$11,504	$10,739	7.1%	$2,027	$2,298	(11.8)%	15.0%	17.6%

	2025	2024		2025	2024		2025	2024
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$7,083	$8,962	(21.0)%	$805	$706	14.0%	10.2%	7.3%

Adjusted for:
Transformation Strategy Costs	(22)	(98)		22	98		0.3%	1.0%
Gain on Divestiture	20	156		(20)	(156)		(0.3)%	(1.6)%
Goodwill and Asset Impairment Charges	(39)	(41)		39	41		0.5%	0.4%
Expense for Regulatory Matter	—	(45)		—	45		—%	0.5%

Non-GAAP Adjusted Measure	$7,042	$8,934	(21.2)%	$846	$734	15.3%	10.7%	7.6%

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Nine Months Ended
	September 30,
	2025	2024	% Change
Operating Days	190	191
Average Daily U.S. Domestic Package Volume (in thousands)	16,707	18,116
U.S. Domestic Package Cost Per Piece (GAAP)	$12.43	$11.59	7.2%

Transformation Strategy Costs	(0.13)	(0.03)

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$12.30	$11.56	6.4%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of September 30, 2025
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option

Boeing 757-200	75	—	—	—
Boeing 767-300	87	—	20	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	27	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	222	—	—
Total	294	222	20	—

(1) None of the MD-11 aircraft shown above have been retired from operational use as of September 30, 2025. We anticipate retiring one (1) of the MD-11 aircraft shown above during 2025.

Certain prior year amounts have been reclassified to conform to the current year presentation, including the recast of air cargo results to U.S. Domestic, with no change to consolidated results. Certain amounts are calculated based on unrounded numbers.